Exhibit h.(iii).j

AMENDMENT NINE

TO

FUND ACCOUNTING AGREEMENT

This Amendment Nine (the “Amendment”) to the Fund Accounting Agreement is made as of this 29 day of May, 2019, by and among Hartford Funds Management Company, LLC, a Delaware limited liability company, and each of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, and Hartford Funds NextShares Trust on behalf of their respective series listed on Schedule A (together with the series listed on Schedule A, the “Funds”).

WHEREAS, the parties hereto have entered into a Fund Accounting Agreement (the “Agreement”) dated as of December 31, 2014, as amended; and

WHEREAS, the parties hereto wish to amend the Agreement in order to revise the list of Funds covered by the Agreement to add the Hartford Multifactor International Fund and Hartford Multifactor Large Cap Value Fund to the Schedules.

NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment of Schedules A and B. Schedules A and B of the Agreement are hereby amended by deleting them in their entirety and replacing them with Schedules A and B attached hereto.

2.	Except as modified hereby, the Agreement shall remain in full force and effect.

1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

The Hartford Mutual Funds, Inc.

By:	/s/ Laura S. Quade
Laura S. Quade
Vice President

The Hartford Mutual Funds II, Inc.

By:	/s/ Laura S. Quade
Laura S. Quade
Vice President

Hartford Series Fund, Inc.

By:	/s/ Laura S. Quade
Laura S. Quade
Vice President

Hartford HLS Series Fund II, Inc.

By:	/s/ Laura S. Quade
Laura S. Quade
Vice President

Hartford Funds Master Fund

By:	/s/ Laura S. Quade
Laura S. Quade
Vice President

Hartford Funds NextShares Trust

By:	/s/ Laura S. Quade
Laura S. Quade
Vice President

Hartford Funds Management Company, LLC

By:	/s/ Gregory A. Frost
Gregory A. Frost
Chief Financial Officer

SCHEDULE A

This Schedule A to that certain Fund Accounting Agreement dated December 31, 2014, is effective as of May 29, 2019.

THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

Hartford Emerging Markets Equity Fund

The Hartford Emerging Markets Local Debt Fund

Hartford Environmental Opportunities Fund

The Hartford Equity Income Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford Global All-Asset Fund

Hartford Global Impact Fund

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

The Hartford Healthcare Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Hartford Long/Short Global Equity Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income and Growth Fund

Hartford Multi-Asset Income Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

Hartford Small Cap Value Fund

The Hartford Small Company Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.

The Hartford Growth Opportunities Fund

Hartford Multifactor International Fund

Hartford Multifactor Large Cap Value Fund

Hartford Quality Value Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders International Stock Fund

Hartford Schroders Securitized Income Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders US MidCap Opportunities Fund

Hartford Schroders US Small Cap Opportunities Fund

The Hartford Small Cap Growth Fund

HARTFORD SERIES FUND, INC.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford Value HLS Fund

HARTFORD HLS SERIES FUND II, INC.

Hartford Growth Opportunities HLS Fund

Hartford MidCap Growth HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford U.S. Government Securities HLS Fund

HARTFORD FUNDS MASTER FUND

Global Impact Master Portfolio

HARTFORD FUNDS NEXTSHARES TRUST

Hartford Global Impact NextShares Fund

SCHEDULE B

This Schedule B to that certain Fund Accounting Agreement dated December 31, 2014, is effective as of May 29, 2019.

MUTUAL FUND ACCOUNTING FEES

I.	Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below :

The Hartford Balanced Income Fund1

The Hartford Capital Appreciation Fund1

The Hartford Global All-Asset Fund1

The Hartford Growth Opportunities Fund1

Hartford Multi-Asset Income Fund1

The Hartford Small Company Fund1

The Hartford Strategic Income Fund1

The Hartford Total Return Bond Fund1

The Hartford World Bond Fund1

Average Daily Net Assets	Annual Fee
On First $3.5 billion	0.022%
On Next $3.5 billion	0.018%
Over $7 billion	0.015%

II.	Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

Hartford Balanced HLS Fund2

Hartford Capital Appreciation HLS Fund2

Hartford Core Equity Fund1

The Hartford Dividend and Growth Fund1

Hartford Emerging Markets Equity Fund1

The Hartford Emerging Markets Local Debt Fund1

Hartford Environmental Opportunities Fund1

The Hartford Equity Income Fund1

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund1

The Hartford Global Real Asset Fund1

Hartford Growth Opportunities HLS Fund 2

The Hartford Healthcare Fund1

The Hartford High Yield Fund1

The Hartford Inflation Plus Fund1

Hartford International Equity Fund1

The Hartford International Growth Fund1

1 Effective November 1, 2016

2 Effective January 1, 2017

The Hartford International Opportunities Fund1

The Hartford International Small Company Fund1

The Hartford International Value Fund1

Hartford Long/Short Global Equity Fund1

The Hartford MidCap Fund1

The Hartford MidCap Value Fund1

Hartford Multi-Asset Income and Growth Fund 1

Hartford Multifactor International Fund4

Hartford Multifactor Large Cap Value Fund4

The Hartford Quality Bond Fund1

The Hartford Short Duration Fund1

Hartford Small Cap Value Fund1

The Hartford Small Cap Growth Fund1

Hartford Small Cap Growth HLS Fund2

Hartford Small Company HLS Fund2

Hartford Total Return Bond HLS Fund2

Hartford Quality Value Fund 1

Hartford Schroders International Stock Fund1

Hartford Schroders Emerging Markets Equity Fund1

Hartford Schroders Emerging Markets Multi Sector Bond Fund1

Hartford Schroders International Multi-Cap Value Fund1

Hartford Schroders Securitized Income Fund3

Average Daily Net Assets	Annual Fee
On First $3.5 billion	0.018%
On Next $3.5 billion	0.014%
Over $7 billion	0.010%

III.	Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

The Hartford Checks and Balances Fund 1

The Hartford Conservative Allocation Fund1

Hartford Disciplined Equity HLS Fund 2

Hartford Dividend and Growth HLS Fund2

Hartford Global Growth HLS Fund2

The Hartford Growth Allocation Fund1

Hartford Healthcare HLS Fund2

Hartford High Yield HLS Fund2

Hartford International Opportunities HLS Fund2

Hartford MidCap Growth HLS Fund2

Hartford MidCap HLS Fund2

Hartford MidCap Value HLS Fund2

Hartford Moderate Allocation Fund1

Hartford Municipal Income Fund1

The Hartford Municipal Opportunities Fund1

4 Effective May 29, 2019

3 Effective February 28, 2019

Hartford Municipal Short Duration Fund1

Hartford Stock HLS Fund2

Hartford U.S. Government Securities HLS Fund2

Hartford Ultrashort Bond HLS Fund2

Hartford Value HLS Fund2

Hartford Schroders US MidCap Opportunities Fund1

Hartford Schroders US Small Cap Opportunities Fund1

Hartford Schroders Tax-Aware Bond Fund1

Average Daily Net Assets	Annual Fee
On First $3.5 billion	0.014%
On Next $3.5 billion	0.012%
Over $7 billion	0.010%

IV.	Annual fee for the following Funds will be $52,000:

Hartford Global Impact Fund4

Hartford Global Impact NextShares Fund5

V.	Annual fee for the following Fund will be calculated at the annual rates based on the average daily Fund net assets described below:

Global Impact Master Portfolio4

Average Daily Net Assets	Annual Fee
On First $3.5 billion	0.018%
On Next $3.5 billion	0.014%
Over $7 billion	0.010%

Plus a tax services fee of $50,000 per year

4 Effective on or about February 24, 2017

5 Effective on or about November 16, 2017